SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2003
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23233
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
                                                    ------------------------


------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

         On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On February 28, 2003 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended January 31, 2003, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended January 31, 2003 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  March 14, 2003                       By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                January 31,   February 28,
                                                    2003          2002
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    7,403    $    7,688
    Accounts Receivable, Net                             --            --
    Inventories                                      46,805        46,818
    Other Receivables                                 3,944         8,199
    Prepaid Expenses                                  2,873         2,429
                                                  ---------     ---------
    Total Current Assets                             61,025        65,134
                                                  ---------     ---------

    Land and Buildings                               19,988        22,821
    Fixtures, Furniture and Vehicles                  9,911         9,077
    Leasehold Improvements                           23,479        23,132
    Construction in Progress                             --            --
                                                  ---------     ---------
    Total Property and Equipment                     53,378        55,030
    Accumulated Depreciation and Amortization        21,935        18,972
                                                  ---------     ---------
    Property and Equipment, Net                      31,443        36,058
                                                  ---------     ---------

    Other Assets                                    104,092       125,554
                                                  ---------     ---------
    TOTAL ASSETS                                 $  196,560    $  226,746
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  3,319         2,842
    Accrued Expenses                                 22,497        31,042
    Income Tax Currently Payable                        122           766
    Deferred Revenue                                  5,169         8,180
                                                  ---------     ---------
    Total Current Liabilities                        31,107        42,830
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               711,976       718,972

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (908,920)     (897,452)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (545,523)     (535,056)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  196,560    $  226,746
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended  Eleven Months Ended
                                          January 31, 2003   January 31, 2003
                                         ------------------  ------------------

Sales                                              $ 25,654          $ 301,180
Costs of Sales                                       14,468            165,326
                                                    -------            --------
    Maintained Margin                                11,187            135,855


Other Income                                          1,917             23,302
                                                    -------            --------
    Total Income                                     13,104            159,156


Selling, General & Administrative Expense            13,372            157,660
Interest Expense                                        110                638
                                                    -------            --------
    Total Operating Expense                          13,482            158,298

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes          (379)               858

Reorganization Items:
  Store and Distribution Center Exit Costs               (0)              (245)
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --             (7,797)
  Interest Income                                        --                 --
  Trustee Fees                                          (11)               (45)
  Professional Fees                                    (421)            (5,172)
                                                    -------            --------
     Total Reorganization Items                        (432)           (13,259)

Delivered Sales Adjustment                              177                933
                                                    -------            --------
Income (Loss) Before Income Taxes                      (634)           (11,468)
Income Taxes                                             --                 --
                                                    -------            --------
Net Income (Loss)                                  $   (634)          $(11,468)
                                                    =======            ========

Income (Loss) per Share                            $  (0.01)         $   (0.19)

Diluted Shares                                       60,763             60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended   Eleven Months Ended
                                           January 31, 2003   January 31, 2003
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                       $   (634)          $ (11,468)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      306               3,298
   Reorganization items                               432              13,188
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                              610               4,862
       Inventories                                  1,431                  13
       Prepaid expenses                               303                (277)
       Deferred taxes                                  --                  --
       Deferred revenue                               (87)             (3,011)
       Accounts payable                            (1,213)             (1,005)
       Accrued expenses                            (3,205)             (7,837)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                             (2,057)             (2,237)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                (137)             (1,265)
  Disposals of property and equipment                   1               2,550
  Proceeds from dispositions of fixed
    assets - reorganization                            --               1,710
  Miscellaneous investments                             5              10,731
                                                 ---------           ---------
Net cash provided by investing activities            (131)             13,726
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  (4)
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                      --             (11,770)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 --             (11,774)
                                                 ---------           ---------
Net increase in cash                               (2,188)               (285)
Cash at beginning of period                         9,591               7,688
                                                 ---------           ---------
Cash at end of period                           $   7,403         $     7,403
                                                 =========           =========